EXHIBIT 99.2

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR18 Group 3
Mortgage Loans
Preliminary Collateral Information As of 12/01/05

TOTAL CURRENT BALANCE	$124,770,015
TOTAL ORIGINAL BALANCE	$124,791,166

NUMBER OF LOANS	183

			Minimum		Maximum
AVG CURRENT BALANCE	$681,803		$410,000		$2,000,000
AVG ORIGNAL BALANCE	$681,919		$410,000		$2,000,000

WAVG GROSS COUPON	5.87%		4.25%		6.63%
WAVG GROSS MARGIN	2.25%		2.25%		2.25%
WAVG MAX INT RATE	10.87%		9.25%		11.63%

WAVG CURRENT LTV	65.25%		27.40%		80.00%

WAVG FICO SCORE	740		624		809

WAVG MONTHS TO ROLL	119	months	115	months	120	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	355	months	360	months
WAVG SEASONING	1	months	0	months	5	months

TOP STATE CONC	CA(82.73%),WA(4.32%),CT(2.29%)
MAXIMUM CA ZIPCODE	2.18%

FIRST PAY DATE			August 1,2005		January 1,2006

RATE CHANGE DATE			July 1,2015		December 1,2015

MATURE DATE			July 1,2035		December 1,2035

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
10/1 I/O LIBOR	176	$120,895,191	96.89%
10/1 LIBOR	7	3,874,825	3.11
Total	183	$124,770,015	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
400,001—500,000	55	$25,157,902	20.16%
500,001—600,000	46	25,748,945	20.64
600,001—700,000	22	14,112,200	11.31
700,001—800,000	10	7,413,920	5.94
800,001—900,000	10	8,646,000	6.93
900,001—1,000,000	23	22,357,750	17.92
1,000,001—1,100,000	7	7,567,500	6.07
1,100,001—1,200,000	2	2,319,198	1.86
1,200,001—1,300,000	3	3,769,600	3.02
1,300,001—1,400,000	2	2,677,000	2.15
1,400,001—1,500,000	2	3,000,000	2.40
1,900,001—2,000,000	1	2,000,000	1.60
Total	183	$124,770,015	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.001—4.250	1	$550,000	0.44%
4.501—4.750	1	419,400	0.34
4.751—5.000	1	1,100,000	0.88
5.001—5.250	4	3,632,500	2.91
5.251—5.500	17	13,938,198	11.17
5.501—5.750	39	26,376,587	21.14
5.751—6.000	66	43,315,660	34.72
6.001 >=	54	35,437,670	28.40
Total	183	$124,770,015	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	183	$124,770,015	100.00%
Total	183	$124,770,015	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.001—9.250	1	$550,000	0.44%
9.501—9.750	1	419,400	0.34
9.751—10.000	1	1,100,000	0.88
10.001—10.250	4	3,632,500	2.91
10.251—10.500	17	13,938,198	11.17
10.501—10.750	39	26,376,587	21.14
10.751—11.000	66	43,315,660	34.72
11.001 >=	54	35,437,670	28.40
Total	183	$124,770,015	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	183	$124,770,015	100.00%
Total	183	$124,770,015	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	183	$124,770,015	100.00%
Total	183	$124,770,015	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	183	$124,770,015	100.00%
Total	183	$124,770,015	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
351—360	183	$124,770,015	100.00%
Total	183	$124,770,015	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	118	$77,742,396	62.31%
1—6	65	47,027,619	37.69
Total	183	$124,770,015	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
115	1	$1,100,000	0.88%
116	2	1,980,000	1.59
117	3	2,385,043	1.91
118	7	5,223,056	4.19
119	52	36,339,520	29.13
120	118	77,742,396	62.31
Total	183	$124,770,015	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
26—30	2	$1,850,000	1.48%
31—35	4	3,362,000	2.69
36—40	5	3,571,000	2.86
41—45	6	4,645,900	3.72
46—50	5	3,928,000	3.15
51—55	7	6,200,556	4.97
56—60	17	10,144,980	8.13
61—65	21	14,152,930	11.34
66—70	38	28,853,145	23.13
71—75	33	21,469,664	17.21
76—80	45	26,591,840	21.31
Total	183	$124,770,015	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620—639	1	$463,400	0.37%
660—679	2	1,035,000	0.83
680—699	22	14,336,900	11.49
700—719	36	24,325,072	19.50
720—739	32	23,340,000	18.71
740—759	24	17,645,098	14.14
760—779	41	28,007,445	22.45
780—799	19	12,172,850	9.76
800 >=	6	3,444,250	2.76
Total	183	$124,770,015	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Reduced	124	$81,681,246	65.47%
Full	59	43,088,769	34.53
Total	183	$124,770,015	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	176	$120,895,191	96.89%
No	7	3,874,825	3.11
Total	183	$124,770,015	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	180	$122,883,095	98.49%
Second Home	3	1,886,920	1.51
Total	183	$124,770,015	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Condo	17	$10,287,800	8.25%
PUD	32	21,388,326	17.14
Single Family	134	93,093,889	74.61
Total	183	$124,770,015	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	63	$45,901,884	36.79%
Refi—Cash Out	57	35,280,386	28.28
Refi—No Cash Out	63	43,587,745	34.93
Total	183	$124,770,015	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Yr LIBOR	183	$124,770,015	100.00%
Total	183	$124,770,015	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	183	$124,770,015	100.00%
Total	183	$124,770,015	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
CA	148	$103,227,851	82.73%
CO	2	1,600,000	1.28
CT	4	2,859,000	2.29
DC	1	450,000	0.36
FL	2	1,000,000	0.80
GA	1	570,720	0.46
IL	1	650,000	0.52
MI	2	1,014,245	0.81
NJ	2	1,552,500	1.24
NV	1	599,200	0.48
NY	2	1,900,000	1.52
OR	1	800,000	0.64
SC	1	561,500	0.45
TX	2	973,000	0.78
UT	1	465,000	0.37
VA	2	1,160,000	0.93
WA	10	5,387,000	4.32
Total	183	$124,770,015	100.00%

Combined Loan To Value Ratio of First and Second Liens at Origination (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (1)	116	$76,351,941	61.19%
No Second Lien	59	43,365,518	34.76
46—50	1	541,000	0.43
56—60	1	528,000	0.42
66—70	1	494,000	0.40
71—75	2	1,075,000	0.86
76—80	2	1,949,556	1.56
86—90	1	465,000	0.37
Total	183	$124,770,015	100.00%

 Non-Zero Weighted Avg. 72.17%

(1)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the combined loan to value ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Second Lien	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (2)	116	$76,351,941	61.19%
N	59	43,365,518	34.76
Y	8	5,052,556	4.05
Total	183	$124,770,015	100.00%

  (2)          With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the second lien distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Monthly Debt to Income Ratio of Mortgage Payment (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (3)	116	$76,351,941	61.19%
6—10	1	552,500	0.44
11—15	6	5,530,220	4.43
16—20	9	6,836,456	5.48
21—25	10	7,015,000	5.62
26—30	13	8,230,700	6.60
31—35	11	8,657,948	6.94
36—40	9	6,509,000	5.22
41—45	5	3,166,250	2.54
46—50	3	1,920,000	1.54
Total	183	$124,770,015	100.00%

  Non-Zero Weighted Avg. 27.80%

(3)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Monthly Debt to Income Ratio of All Debt (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (4)	116	$76,351,941	61.19%
6—10	1	552,500	0.44
16—20	3	2,661,000	2.13
21—25	9	7,659,576	6.14
26—30	7	4,685,600	3.76
31—35	10	7,222,550	5.79
36—40	15	9,644,500	7.73
41—45	9	5,183,750	4.15
46—50	10	7,603,598	6.09
51—55	2	2,055,000	1.65
61 >=	1	1,150,000	0.92
Total	183	$124,770,015	100.00%

 Non-Zero Weighted Avg. 35.90%

(4)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.